UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 17, 2020
__________________
FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)
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Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bush Street, Suite 2700
San Francisco, CA 94104
(Address of principal executive offices, including zip code)

(415) 616-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 7.01 Regulation FD Disclosure.

On December 17, 2020, the Federal Home Loan Bank of San Francisco (the “Bank”) issued an announcement to its members (“Member Announcement”) that the Bank will no longer offer new commitments to directly purchase, or to facilitate the purchase of, mortgage loans from the Bank's members. Attached to this Current Report on Form 8-K (“Report”) is a copy of the Member Announcement, as Exhibit 99.1.

The information being furnished pursuant to Item 7.01 of this Report and the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This Report contains forward-looking statements which are based upon the Bank’s current expectations and speak only as of the date hereof. All statements other than statements of historical fact are “forward-looking statements,” including the statement of the Bank’s decision to cease offering new commitments to directly purchase, or to facilitate the purchase of, mortgage loans from the Bank’s members. The Bank cautions that forward-looking statements involve risks or uncertainties, that actual results could differ materially from those expressed or implied in forward-looking statements, and that actual events could affect the extent to which a particular objective is realized. The forward-looking statement regarding the Bank's decision involves risks and uncertainties including, but not limited to, economic conditions and any unanticipated or unforeseen impact the Bank’s decision may have on the Bank’s strategic objectives, results of operation or financial condition. The Bank assumes no obligation to update any forward-looking statements made in this Report.

Item 9.01 Financial Statements and Exhibits.

Exhibit

99.1	Member Announcement dated December 17, 2020.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: December 17, 2020	By:	/s/ Stephen P. Traynor
Stephen P. Traynor Acting President and Chief Executive Officer